17. Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Trust preferred securities prepayment by underlying bank
Commitments and Contingencies

The Bank has made arrangements with and has available from corresponding banks certain lines of credit to fund any necessary cash requirements. The Bank has $67,698 of Federal Home Loan Bank advances outstanding against its corresponding line of credit as of December 31, 2016. A specific class of commercial and residential mortgage loans, with a balance of $145,794 at December 31, 2016 were pledged to the FHLB as collateral. At December 31, 2016, the Bank had approximately $56,000 of available credit at the FHLB and approximately $5,000 of lines of available credit granted from one of its correspondent banks.

On December 23, 2015, James M. Brock and Jean W. Brock (together, “Brock”) filed a complaint in the Circuit Court of Grayson County, Virginia, alleging that the Bank acted negligently when it foreclosed on property adjacent to the Brock’s property and allegedly failed to remediate the foreclosed property, allegedly causing damage to Brock’s property. Brock seeks damages of $200,000 plus prejudgment interest, attorneys’ fees, and costs.  The Bank denies any wrongdoing in this matter and intends to vigorously defend itself.  No trial date has yet been set.  The Company is unable to estimate the likelihood of an unfavorable outcome or the amount or range of potential loss.